UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2009

PINNACLE ENTERTAINMENT, INC. 401(K) INVESTMENT PLAN
 (Exact name of registrant as specified in its charter)

Delaware	001-13641	95-3667491
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3800 Howard Hughes Parkway, Las Vegas, Nevada	89169
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 541-7777

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)

On April 7, 2009, the Pinnacle Entertainment, Inc. 401(k) Investment Plan (the “Plan”) dismissed Piercy Bowler Taylor and Kern (“PBTK”) as the independent registered accountant of the Plan.

PBTK’s reports on the Plan’s financial statements for each of the years ended December 31, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principle.

The decision to dismiss PBTK was approved by the Plan.

During the years ended December 31, 2008 and 2007, and the subsequent interim period through April 7, 2009, there were no disagreements between the Plan and PBTK regarding any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PBTK’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements of the Plan for such years.

None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred during the years ended December 31, 2008 and 2007 or during the subsequent interim period through April 7, 2009.

The Plan has provided PBTK with a copy of the statements made in this Current Report on Form 8-K and has requested that PBTK furnish the Plan with a letter addressed to the Securities and Exchange Commission stating whether PBTK agrees with the statements made in this Report and, if not, stating the respects in which it does not agree. A copy of the letter provided by PBTK in response to this request is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b)

On April 7, 2009, the Plan engaged RubinBrown LLP (“RubinBrown”) as the independent registered public accounting firm for the Plan for the fiscal year ended December 31, 2008.

During the years ended December 31, 2008 and 2007, and the subsequent interim period through April 7, 2009, neither the Plan nor anyone on its behalf has consulted with RubinBrown regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan’s financial statements (consequently, no written report to the Plan or oral advice was provided that RubinBrown concluded was an important factor considered by the Plan in reaching a decision as to an accounting, auditing or financial reporting issue); or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 16.1	Letter of Piercy Bowler Taylor and Kern regarding change in principal independent public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE ENTERTAINMENT, INC. 401(K) INVESTMENT PLAN
(Registrant)

Date: May 11, 2009	By:	/s/ Stephen H. Capp

Stephen H. Capp
Plan Administrator Pinnacle Entertainment, Inc. Executive Vice President and Chief Financial Officer

	By:	/s/ Christopher K. Plant

Christopher K. Plant
Plan Administrator Pinnacle Entertainment, Inc. Vice President, Investor Relations and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 16.1	Letter of Piercy Bowler Taylor and Kern regarding change in principal independent public accounting firm.